UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)

                  Utah                   0-22515                20-0612376
    (State or other jurisdiction of    (Commission File      (I.R.S. Employer
             incorporation)                Number)          Identification No.)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS; CHANGE IN FISCAL
            YEAR

         On October 19, 2005, the Board of Directors of Speaking Roses International, Inc. (the "Company") adopted an amendment to the Bylaws of the Company, effective as of such date, increasing the number of authorized directors from five to seven. The Board of Directors of the Company has established by resolution that the Board is to be comprised of five individuals as of the date hereof.

         This summary description of the amendment to the Bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the Company's Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by this reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.       Description
         -----------       -----------

         3.2 Bylaws of Speaking Roses International, Inc., as amended on October 19, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: March 29, 2006
                                            Speaking Roses International, Inc.
                                            By:  /s/ John W. Winterholler
                                                -------------------------
                                                     John W. Winterholler,
                                                     Chief Executive Officer